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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                 March 30, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of March 1, 2006, providing for the issuance of Specialty Underwriting & Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2006-BC2)

      Specialty Underwriting & Residential Finance Trust, Series 2006-BC2
      --------------------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
              (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 333-127233                    13-3416059
          --------                 ----------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     Of Incorporation)             File Number)             Identification No.)


    250 Vesey Street
4 World Financial Center
       28th Floor
      New York, NY                                                   10080
      ------------                                                 ---------
 (Address of Principal                                             (Zip Code)
   Executive Offices)


          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  Other Events
            ------------

     Dechert LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127233) in connection with the Specialty Underwriting and Residential Finance Trust, Asset-Backed Certificates, Series 2006-BC2. A legal opinion by Dechert LLP with respect to the legality is to be incorporated in the Registration Statement as attached hereto as Exhibit 5.1 and Exhibit 23.1.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Not applicable.

           (d)  Exhibits:

                5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                23.1    Consent of Dechert LLP (included in Exhibit 5.1).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                   By: /s/ Matthew Whalen
                                       ------------------
                                   Name:   Matthew Whalen
                                   Title:  President


Date:  March 31, 2006



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                               INDEX TO EXHIBITS

Exhibit No.       Description
----------        -----------

5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

23.1              Consent of Dechert LLP (included in Exhibit 5.1).